                                                                   Exhibit 10.14

                             AMENDED AND RESTATED



                        7.25% UNSECURED PROMISSORY NOTE




FOR VALUE RECEIVED, the undersigned, Ronald Leitch (the "Borrower"), hereby promises to pay to Modus Media International Holdings, Inc., a Delaware corporation (the "Company"), or to the legal holder of this Unsecured Promissory Note at the time of payment, the principal sum of Sixty-two Thousand Five Hundred Dollars ($62,500) in lawful money of the United States of America, and to pay simple interest (computed on the basis of a 365- or 366-day year, as the case may be) on the principal amount hereof from and after August 10, 1999 until the entire principal amount hereof has been paid in full, at the rate of 7.25% per annum. The entire principal amount of indebtedness evidenced by this Unsecured Promissory Note shall be repaid on the Maturity Date. Each payment of principal shall be accompanied by payment of any accrued and unpaid interest thereon.

If the date set for any payment or prepayment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment or prepayment shall be made on the next preceding business day.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Modus Media International Holdings, Inc. 1997 Stock Incentive Plan, as amended (the "Option Plan").

As used in this Note:

(a) The term "Maturity Date" means the earlier of (i) a Liquidity Event, (ii)
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    the termination of the Borrower's employment with the Company or any successor thereto for "Cause" or by resignation of the Borrower; or (iii) August 10, 2004.

(b) The term "Liquidity Event" means an Acquisition Event (as defined in Section
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    8(e)(i) of the Option Plan) in which Borrower receives, in exchange for his shares of capital stock of the Borrower ("Shares") and/or his options to purchase shares of capital stock of the Borrower ("Options"), Liquid Consideration (as defined in the Option Plan) having a fair market value) equal to at least $300,000. For this purpose, options issued in substitution or exchange for the Options pursuant to an Acquisition Event shall be considered Liquid Consideration if the shares underlying such options constitute Liquid Consideration and shall be valued as the difference between the exercise price of such options and the fair market value of such underlying shares. If any consideration received by the Borrower pursuant to an Acquisition Event in exchange for his Shares or Options does not constitute Liquid Consideration having a fair market value equal to at least $300,000, such Acquisition Event shall be deemed to be a Liquidity Event at such later time (if any) that such consideration becomes Liquid Consideration having a value at least equal to $300,000.

(c) The term "Cause" means: (i) fraud, embezzlement or other act of dishonesty by the Borrower that causes material injury to the Company; (ii) Borrower's conviction of, or plea of, nolo contendere to any felony involving dishonesty or moral turpitude; or (iii) a failure by the Borrower to take or refrain from taking any action consistent with his duties as Executive Vice President as specified in written direction of the President which is not cured within 30 days after written notice that failure to take or refrain from taking such action shall constitute "Cause" for termination.

Interest on the principal amount hereof outstanding from time to time shall accrue but shall not be payable until the Maturity Date.

This Unsecured Promissory Note is subject to the following further terms and conditions:

1.  Payment and Prepayment: All payments of principal and interest on this
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    Unsecured Promissory Note shall be made to the Company or its order, or to the legal holder of this Unsecured Promissory Note or such holder's order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the holder hereof shall notify the Borrower in writing).

2.  Events of Default. Upon the occurrence of any of the following events
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    ("Events of Default"):
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    (a) Failure to pay the principal of this Unsecured Promissory Note, which shall be unremedied for five (5) days following the date when such payment was originally due hereunder; or

    (b) Failure to pay any interest installment due under this Unsecured Promissory Note which shall remain unremedied for five days following the date when such installment was originally due hereunder; then, and in any such event, the holder of this Unsecured Promissory Note may declare, by notice of default given to the Borrower, the entire principal amount of this Unsecured Promissory Note to be forthwith due and payable, whereupon the entire principal amount of this Unsecured Promissory Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the accrued and unpaid interest hereunder shall thereafter bear the same rate of interest as on the principal hereunder, but in no event shall such interest be charged which would violate any applicable usury law. If an Event of Default shall occur hereunder, the Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

        No delay or failure by the holder of this Unsecured Promissory Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

3.  Forgiveness, Etc.
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    (a) Notwithstanding any other provision of this Note, if Company or any successor terminates Borrower for any reason other than termination for Cause, or if such employment terminates by reason of Borrower's death or long-term disability, all principal and interest payable under this Note shall be forgiven and this Note shall be of no further force or effect.

    (b) Notwithstanding any other provision of this Note, upon the occurrence of a Maturity Date as a result of the voluntary resignation of the Borrower as an employee of the Company or any successor, the Borrower shall be obligated to surrender to the Company, in full payment of principal and interest due under this Note, Shares and/or vested and exercisable Options having a then fair market value equal to such principal and interest and, if the fair market value of all Shares and vested and exercisable Options then held by the Borrower is less than the amount of such principal and interest, the Company shall forgive the balance of such principal and interest in excess of such fair market value.

    (c) Notwithstanding any other provision of this Note, upon the occurrence of a Maturity Date as a result of a Liquidity Event, Borrower shall have the right to pay the principal and interest due under this Note in cash or by surrender to the Company of Liquid Consideration having a fair market value equal to such principal and interest.

    (d) For purposes of this Note, "fair market value" shall be determined by the Board of Directors of the Company in its sole discretion.

4.  Transfers. While this Note is outstanding, Borrower shall not sell or
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    otherwise transfer any of his Shares or Options (other than pursuant to an Acquisition Event).

5.  Miscellaneous.
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    (a) The provisions of this Unsecured Promissory Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law rules thereof.

    (b) This Unsecured Promissory Note may be assigned by the Company or any assignee of the Company without the consent of, or notice to, the Borrower.

    (c) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given to the Company if delivered or mailed first class, and to the Borrower if addressed as follows:


                         Ronald Leitch


                         South Natick, Massachusetts


    (d) The headings contained in this Unsecured Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.



IN WITNESS WHEREOF, this Unsecured Promissory Note has been duly executed and delivered by the Borrower on the date first above written.


                                /s/ R. Leitch         10-Aug-99
                                ________________________________
                                    Ronald Leitch



Witness:

/s/ Hazel Roy     10-Aug-99
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